                                                                    EXHIBIT 23.4

                       CONSENT OF INDEPENDENT ACCOUNTANTS


    We consent to the incorporation by reference in this Amendment No. 2 to the Registration Statement on Form S-3 (File No. 333-71561) of our report dated April 22, 1998, on our audit of the financial statements of Tweedy, Browne Company L.P. We also consent to the reference to our firm under the caption "Experts."


PricewaterhouseCoopers LLP

New York, New York


February 24, 1999